UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

PLATINUM RESEARCH ORGANIZATION, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52029	20-2842514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 421 - 1917 West 4th Avenue, Vancouver BC, Canada		V6J 1M7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-689-4088

_______Not Applicable .
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_X_	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMMUNICATION IS BEING MADE IN RESPECT OF THE PROPOSED CONTRIBUTION AGREEMENT TRANSACTION INVOLVING PLATINUM RESEARCH ORGANIZATION, INC. AND PLATINUM RESEARCH ORGANIZATION, L.P. IN CONNECTION WITH THE PROPOSED TRANSACTION, PLATINUM RESEARCH ORGANIZATION, INC. WILL BE FILING A PROXY STATEMENT AND RELEVANT DOCUMENTS CONCERNING THE TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BY CONTACTING INVESTOR INFORMATION AT INFO@MARKETDIRECT-IR.COM OR BY MAIL AT PLATINUM RESEARCH ORGANIZATION, INC., INVESTOR RELATIONS, 1000113 445 PARK AVENUE, 9TH, NEW YORK, NEW YORK, 10022 OR BY TELEPHONE: 866-402-6760. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY PLATINUM RESEARCH ORGANIZATION, INC. ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

PLATINUM RESEARCH ORGANIZATION, INC. AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE PROXY STATEMENT OF PLATINUM RESEARCH ORGANIZATION, INC. DESCRIBED ABOVE. INFORMATION REGARDING PLATINUM RESEARCH ORGANIZATION, INC.'S DIRECTORS AND EXECUTIVE OFFICERS IS ALSO AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-KSB, WHICH WAS FILED WITH THE SEC ON APRIL 3, 2006. THIS DOCUMENT IS AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV AND FROM INVESTOR RELATIONS AT PLATINUM RESEARCH ORGANIZATION, INC. AS DESCRIBED ABOVE.

ITEM 8.01 - OTHER EVENT

Second Amending Agreement

The Registrant has entered into an agreement to amend the contribution agreement dated October 26, 2006 (the "Contribution Agreement") by and between the Registrant, Platinum Research Organization L.P., a limited partnership organized and existing under the laws of Texas ("Platinum"), Lubrication Partners, a joint venture ("GP Transferor") and sole shareholder of Platinum IP Management, Inc., a company organized and existing under the laws of Texas and the general partner of Platinum ("PRO GP"), each person holding a limited partnership interest in Platinum (each, a "Limited Partner") (each Limited Partner and GP Transferor, a "PRO Transferor" and collectively, the "PRO Transferors"), by and through John T. (Cork) Jaeger as the representative of all PRO Transferors (the "PRO Transferor Representative"), and (iii) Steve Drayton as the representative (the "Investor Representative") of all individuals who invest in the Registrant (other than the PRO Transferors) .  (the "Second Amending Agreement").  The Second Amending Agreement  extends of the Outside Date of the Contribution Agreement to April 15, 2007, at which time the Contribution Agreement automatically terminates

All other terms and conditions of the Contribution Agreement, as amended in under the first amending agreement dated December 15, 2007, remain unchanged.

A copy of the Amending Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 8.01 by reference. The description of the Amending Agreement is qualified in its entirety by reference to the full text of the Amending Agreement.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Amending Agreement (to Contribution Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2007

PLATINUM RESEARCH ORGANIZATION, INC.

By:

/s/ Cecelia Pineda
_________________________________
Cecelia Pineda, President & C.E.O.